SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2002

NMT Medical, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-21001	95-4090463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Wormwood Street, Boston, Massachusetts	02210-1625
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 737-0930

N/A

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On November 27, 2002, NMT Medical, Inc. (the “Company”) issued a press release announcing that the Company received notification of the arbitrator’s award of expenses in connection with the arbitration between the Company and Dr. Morris Simon, a former director of the Company. The arbitrator’s award provided that Dr. Simon is entitled to reimbursement of a portion of his expenses equal to $400,000. The full text of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 27, 2002, announcing the receipt of notification of the arbitrator’s award of expenses in connection with the arbitration between the Company and Dr. Morris Simon.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2002	NMT Medical, Inc. (Registrant)

	By:	/s/ RICHARD E. DAVIS
Name: Richard E. Davis Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 27, 2002, announcing the receipt of notification of the arbitrator’s award of expenses in connection with the arbitration between the Company and Dr. Morris Simon.